UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024 (August 16, 2024)

Accredited Solutions, Inc.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20311 Chartwell Center Drive Suite 1469, Cornelius, North Carolina	28031
(Address of Principal Executive Offices)	(Zip Code)

800-947-9197

(Registrant’s telephone number, including area code)

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 16, 2024, the Board of Directors of Accredited Solutions, Inc., a Nevada corporation (the “Company”), adopted a 5-Year Strategic Plan to Achieve $750 Million in Annual Revenues (the “5-Year Plan”). The Company is furnishing the 5-Year Plan materials that management intends to use, possibly with modifications, in one or more meetings from time to time with current and potential investors. The 5-Year Plan includes a focus on securing seasoned corporate executives, organic growth and a growth-through-acquisition strategy, has begun to be implemented by the Company. As of the date of this Current Report, the Company has not entered into any agreement, express or implied, with respect to any addition to its executive management team or any acquisition.

The foregoing description of the 5-year Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 5-Year Plan attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the 5-Year Plan is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The 5-Year Plan speaks as of the date of this Current Report. While the Company may elect to update the 5-Year Plan in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the 5-Year Plan, the Company makes no admission as to the materiality of any information in this Current Report, including, without limitation, the 5-Year Plan. The 5-Year Plan contains forward-looking statements. See Page 1 of the 5-Year Plan for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information set forth in this Item 7.01 of this Report, including without limitation the 5-Year Plan, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	5-Year Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED SOLUTIONS, INC.

Date: August 19, 2024	By:	/s/ Eduardo A. Brito
Eduardo A. Brito
Chief Executive Officer

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